                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[  ]  Filed by the Registrant
[  ]  Filed by a Party other than the Registrant

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         TELETOUCH COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box): [ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:          N/A

(2) Aggregate number of securities to which transaction applies:             N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
calculated and state how it was determined):                                 N/A

(4) Proposed maximum aggregate value of transaction:                         N/A

(5) Total fee paid:                                                          N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:                                                N/A

(2)   Form, Schedule or Registration Statement No.:                          N/A

(3)   Filing Party:                                                          N/A

(4)   Date Filed:                                                            N/A

                                   Teletouch
                        PAGING... WIRELESS... & MORE...
                                  [Logo Here]

                            110 N. COLLEGE, SUITE 200
                               TYLER, TEXAS 75702

December 27, 2001

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Teletouch Communications, Inc. on January 29, 2002. The Annual Meeting will begin at 10:00 a.m. local time at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas 75201.

Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders on or about December 27, 2001.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We look forward to seeing you in Dallas on January 29, 2002.

Very truly yours,

/S/ Robert M. McMurrey
----------------------
Robert M. McMurrey
Chairman of the Board

                         TELETOUCH COMMUNICATIONS, INC.
                            110 N. COLLEGE, SUITE 200
                               TYLER, TEXAS 75702

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

TO THE STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Teletouch Communications, Inc., a Delaware corporation, will be held on January 29, 2002, at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas 75201, at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

1. To elect two Class I directors to serve for three years and until their successors have been duly elected and shall qualify;

2. To ratify the selection of Ernst & Young LLP as the Company's independent accountants; and

3. To transact such other business as may properly come before the meeting.

         All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Only those stockholders of record at the close of business on December 14, 2001 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournments thereof. The stock transfer books will not be closed.

         Stockholders should note that the Teletouch By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an Annual Meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the board of directors or the Teletouch Secretary no later than the close of business on the fifth day following the day on which notice of the meeting is first given to stockholders.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

Tyler, Texas                                  By Order of the Board of Directors
December 27, 2001
                                              Teletouch Communications, Inc.

                                              /S/ Susie F. Smith
                                              ------------------
                                              Susie F. Smith
                                              Secretary

                                TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING................................1
    Why did you send me this proxy statement?..................................1
    How many votes do I have?..................................................1
    What proposals will be addressed at the Annual Meeting?....................2
    Who may vote on these proposals?...........................................2
    Why would the Annual Meeting be postponed?.................................2
    How do I vote in person?...................................................3
    How do I vote by proxy?....................................................3
    May I revoke my proxy?.....................................................3
    What vote is required to approve each proposal?............................3
    Are there any dissenters' rights of appraisal?.............................4
    Who bears the cost of soliciting proxies?..................................4
    Where are Teletouch's principal executive offices?.........................4
    How can I obtain additional information about Teletouch?...................4
INFORMATION ABOUT TELETOUCH STOCK OWNERSHIP....................................5
    Which stockholders own at least five percent of Teletouch?.................5
    How much stock is owned by directors and executive officers?...............6
    Do any of the officers or directors have an interest in the matters to be acted upon?........................................................9
    Did directors, executive officers and greater-than-ten percent stockholders comply with Section 16(a) beneficial ownership reporting requirements in 2000?..........................................9
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS.............................9
    Directors and Executive Officers...........................................9
    Nominees to the Board of Directors........................................11
    The Board of Directors....................................................12
    Committees of the Board of Directors......................................12
    Audit Committee Report....................................................12
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..............................14
    Executive Compensation....................................................14
    Option/SAR Grants in Last Fiscal Year (2001)..............................14
    Aggregated Option/SAR Exercises in Last Fiscal Year; Fiscal Year-End
      Option/SAR Values.......................................................15
    Compensation Committee Report on Executive Compensation...................15
    Performance Graph.........................................................17
    Remuneration of Directors.................................................17
    Employment Agreements.....................................................18
    Consulting and Other Arrangements.........................................18
    Compensation Committee Interlocks and Insider Participation...............18
    Stock Option Plan.........................................................19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................19
    Transactions with Management and Others...................................19
INDEPENDENT PUBLIC ACCOUNTANTS................................................21
DISCUSSION OF PROPOSALS RECOMMENDED FOR CONSIDERATION
     BY STOCKHOLDERS..........................................................21
    PROPOSAL 1................................................................21
    PROPOSAL 2................................................................22
OTHER PROPOSED ACTION.........................................................22
STOCKHOLDER PROPOSALS AND SUBMISSIONS.........................................22

APPENDIX A:          TELETOUCH AUDIT COMMITTEE CHARTER
ATTACHMENT I:        PROXY

                         TELETOUCH COMMUNICATIONS, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 29, 2002

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the board of directors of Teletouch Communications, Inc., a Delaware corporation ("Teletouch" or the "Company"), for use at the Annual Meeting of Teletouch stockholders to be held at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas 75201, on January 29, 2002, at 10:00 a.m. local time, and at any adjournments of the Annual Meeting. This proxy statement summarizes the information you need to vote intelligently on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

HOW MANY VOTES DO I HAVE?

         We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about December 27, 2001 to all stockholders. Stockholders who owned Teletouch common stock at the close of business on December 14, 2001 (the Record Date) are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the Annual Meeting. Neither holders of Series A 14% Cumulative Preferred Stock nor holders of Series B Preferred Stock are entitled to vote. Shares of Series A Preferred Stock are non-voting and are not eligible for conversion until after August 3, 2003, at the option of holders. Shares of Series B Preferred Stock are non-voting but are eligible for conversion into six common shares for each Series B preferred share as of the Record Date.

         On the Record Date, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote.

CLASS OF STOCK                     SHARES OUTSTANDING      EQUIVALENT VOTES
---------------------------------  -------------------     -----------------
Common stock                                4,818,420             4,818,420
Series A preferred stock                       15,000                     0
Series B preferred stock                       85,394                     0
                                                            ---------------
Total votes at Annual Meeting:                                    4,818,420

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         We will address the following proposals as the Annual Meeting:

         1. Election of two Class I directors, each to serve for three years and until his successor has been duly elected and qualified.

         2. Ratification of the selection of Ernst & Young LLP as the Company's independent accountants.

         3. Transaction of such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

         The Company's board of directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

         All of the holders of record of Teletouch common stock at the close of business on December 14, 2001 will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 4,818,420 shares of common stock outstanding and entitled to vote. The presence of at least one-third, or 1,606,140 shares of common stock, will constitute a quorum for the purpose of transacting business at the Annual Meeting.

         The Notice of Annual Meeting, this proxy statement, the enclosed proxy and the Teletouch Annual Report to Stockholders for the year ended May 31, 2001 are being mailed to stockholders on or about December 27, 2001.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

         The Annual Meeting will be postponed if a quorum is not present on January 29, 2002. The presence in person or by proxy of holders of record of at least one-third of the shares of common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved. Holders of Series A Preferred Stock and Series B Preferred Stock which are issued and outstanding are entitled to notice of all meetings of stockholders at the same time and in the same manner as notice is given to other stockholders entitled to vote; however, the shares of preferred stock shall not be counted for purposes of calculating the quorum nor are the shares of preferred stock entitled to vote on any matter proposed herein.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting on January 29, 2002, or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

         o        "FOR" the election of the Class I Director nominees.
         o "FOR" ratification of the selection of independent accountants.

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date.
         o You may notify Teletouch in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.
         o        You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1:  ELECTION OF CLASS I DIRECTORS.

         A plurality of the eligible votes cast is required to elect director nominees. A nominee who receives a "plurality" means he has received more votes than any other nominee for the same director's seat. There are two nominees for the two Class I seats. In the event there are no other nominations received, a simple majority of the votes cast will suffice to elect each of the management's nominees.

         PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         The approval of Proposal 2 requires the affirmative vote of at least a majority of the votes cast, in person or by proxy.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The board of directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of Teletouch provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         Teletouch will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

         The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the year ended May 31, 2001, as filed with the Securities and Exchange Commission (SEC), without exhibits. Please address all such requests to Teletouch Communications, Inc., 110 N. College, Suite 200, Tyler, Texas 75702, Attention: Assistant Secretary. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate processing fee.

WHERE ARE TELETOUCH'S PRINCIPAL EXECUTIVE OFFICES?

         The principal executive offices of Teletouch are located at 110 N. College, Suite 200, Tyler, Texas 75702 and our telephone number is (903) 595-8889.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT TELETOUCH?

         Teletouch is subject to the informational requirements of the Securities Exchange Act of 1934 (Exchange Act) which requires that Teletouch file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Teletouch, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, Teletouch's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

                   INFORMATION ABOUT TELETOUCH STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST FIVE PERCENT OF TELETOUCH?

         The common stock constitutes the only voting securities of Teletouch. Only holders of record of the outstanding 4,818,420 shares of common stock as of the Record Date will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of a sufficient number of shares of the common stock, or shares of Series B Preferred Stock (which is convertible into common stock) which would equal five percent or more of the common stock. The only executive officer, director or nominee for director who owned beneficially five percent or more of Teletouch outstanding shares as of the Record Date is Mr. McMurrey.

                                                                NUMBER OF SHARES            % OF COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                       BENEFICIALLY OWNED          BENEFICIALLY OWNED
----------------------------------------                       ------------------          ------------------
CIVC Partners I (2) (3)
c/o Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697                                                    511,763                     10.0%

Continental Illinois Venture Corporation (CIVC) (2)(4)
231 South La Salle Street
Chicago, IL  60697                                                  5,307,404                     54.0%

GM Holdings, L.L.C. (5)
201 Fourth Avenue North, 11th Floor
Nashville, TN  37219                                                  701,526                     13.4%

Robert M. McMurrey (6)(7)
110 N. College, Suite 200
Tyler, TX  75702                                                    6,373,249                     65.3%

Rainbow Resources, Inc. (6)
110 N. College, Suite 200
Tyler, TX  75702                                                    1,200,000                     24.4%

TLL Partners, L.L.C. (6)(8)
110 N. College, Suite 200
Tyler, TX  75702                                                    5,117,641                     52.5%
--------------

(1) Unless otherwise noted, Teletouch believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of common stock owned by each of them. In accordance with Rule 13d-3, each person's percentage ownership is determined by assuming that the options or convertible securities that are held by that person, and which are exercisable within sixty days, have been exercised or converted, as the case may be.

(2) Based upon information set forth in the Schedule 13D filed with the SEC on August 28, 2001 by CIVC, CIVC Partners I and others. Teletouch has not made independent inquiry into the information recited therein. Teletouch disclaims any obligation to investigate or to confirm the information set forth in the Schedule 13D referenced in this footnote.
(3) Includes 216,114 shares of common stock which may be acquired upon conversion of 36,019 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table because CIVC holds the voting power, but not the dispositive power, for such shares. See Footnote 4. Does not include liquidation value of $1,313,000 (or 1,313 shares) of Series A Preferred Stock issued to Partners .
(4) Includes 2,660,840 shares of common stock underlying a warrant issued to CIVC and 1,945,038 shares of common stock underlying warrants to purchase 324,173 shares of non-voting Series B Preferred Stock (each share of Series B Preferred Stock is convertible into six shares of common stock). Also includes 405,276 shares of common stock issued, and 296,250 shares of common stock issuable, for which CIVC holds the voting rights. CIVC may be deemed to be the beneficial owner of such additional shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Exchange Act. Does not include liquidation value of $11,818,000 (or 11,818 shares) of non-voting Series A Preferred Stock issued to CIVC. CIVC may be deemed to be a "parent" of Teletouch pursuant to the Securities Exchange Act.
(5) Includes 296,250 shares of common stock which may be acquired upon conversion of 49,375 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table because CIVC holds the voting power, but not the dispositive power, for such shares. See Footnote 4. Does not include liquidation value of $1,800,000 (or 1,800 shares) of Series A Preferred Stock issued to GM Holdings, L.L.C.
(6) Based upon information set forth in the Schedule 13D filed with the SEC on August 28, 2001 by Robert McMurrey, Rainbow Resources, Inc., a Texas corporation (RRI) and TLL. Mr. McMurrey has voting and dispositive power over all Teletouch securities owned by RRI and TLL. Teletouch has not made independent inquiry into the information recited therein. Teletouch disclaims any obligation to investigate or to confirm the information set forth in the Schedule 13D referenced in this footnote.
(7) Includes the 5,117,641 shares beneficially owned by TLL, of which Mr. McMurrey is the sole member and sole officer. See Footnote 8. Also includes 1,200,000 shares held of record by RRI, of which Mr. McMurrey is the sole director and stockholder. Includes 16,666 shares which may be acquired upon exercise of an option granted to Mr. McMurrey.
(8) Represents 5,117,641 common shares which may be purchased by TLL Partners, L.L.C., a Delaware limited liability company (TLL), upon exercise of an option (defined below). TLL has executed a certain Option and Securities Purchase Agreement pursuant to which TLL purchased an option (the Option) to acquire from CIVC Partners I, a Delaware limited partnership (Partners) and Continental Illinois Venture Corporation, a Delaware corporation (CIVC) all of their shares of Teletouch common stock, Common Stock Warrants, shares of Series B Preferred Stock together with Series B Warrants, and shares of Series A Preferred Stock. If TLL exercises the Option and converts all related securities into common stock, it will acquire direct ownership of 5,117,641 common shares. The principal business of TLL is to act as a holding company for Mr. McMurrey's investment in Teletouch securities. Mr. McMurrey is the sole member and sole officer of TLL.

         In June 1998 Teletouch effected a two-for-three reverse split of its common stock. Unless otherwise indicated, all figures in this proxy statement relating to shares, options, share or option prices, etc., have been calculated or adjusted to give effect to the reverse split.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         The following table shows, as of the Record Date, the securities owned by each director and executive officer. As of the Record Date, all of the present directors, taken as a group (six persons), and the directors and executive officers as a group (the same six persons), own beneficially 6,537,653 shares of common stock (a beneficial ownership of 66.2%).

                                                            NUMBER OF SHARES          % OF COMMON STOCK
 NAME AND ADDRESS OF BENEFICIAL OWNER (1)                  BENEFICIALLY OWNED         BENEFICIALLY OWNED
-------------------------------------------------------------------------------------------------------------
CIVC Partners I (4) (5)
c/o Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697                                               511,763                    10.0%

Continental Illinois Venture Corporation (4)(6)
231 South La Salle Street
Chicago, IL  60697                                             5,307,404                    54.0%

J. Kernan Crotty (2)(3)(7)
110 N. College, Suite 200
Tyler, TX  75702                                                 116,409                     2.3%

GM Holdings, L.L.C. (8)
201 Fourth Avenue North, 11th Floor
Nashville, TN  37219                                             701,526                    13.4%

Charles C. Green III (3)(9)
Castle Tower Holding Corporation
510 Bering, Suite 310
Houston, TX  77057                                                 9,331                       *

Clifford E. McFarland (3)(10)
McFarland, Grossman & Co.
9821 Katy Freeway, Suite 500
Houston, TX  77024                                                18,664                       *

Robert M. McMurrey
110 N. College, Suite 200
Tyler, TX  75702 (2)(3)(11)(12)(13)                            6,373,249                    65.3%

Rainbow Resources, Inc. (11)
110 N. College, Suite 200
Tyler, TX  75702                                               1,200,000                    24.4%

TLL Partners, L.L.C. (11)(13)
110 N. College, Suite 200
Tyler, TX  75702                                               5,117,641                    52.5%

Henry Y. L. Toh (3)(9)
1111 Hermann Drive, Unit 6E
Houston, TX 77004                                                 10,000                       *

Marshall Webb (3)(9)
6110 Inwood
Houston,  TX 77057                                                10,000                       *

All Executive Officers & Directors as a
Group (6 Persons) (14)                                         6,537,653                    66.2
---------------

*        Indicates less than 1.0%.
(1) Unless otherwise noted, Teletouch believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of common stock owned by each of them. In accordance with Rule 13d-3, each person's percentage ownership is determined by assuming that the options or convertible securities that are held by that person, and which are exercisable within sixty days, have been exercised or converted, as the case may be.
(2)      Executive Officer.
(3)      Director.
(4) Based upon information set forth in the Schedule 13D filed with the SEC on August 28, 2001 by CIVC, CIVC Partners I and others. Teletouch has not made independent inquiry into the information recited therein. Teletouch disclaims any obligation to investigate or to confirm the information set forth in the Schedule 13D referenced in this footnote.
(5) Includes 216,114 shares of common stock which may be acquired upon conversion of 36,019 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table because CIVC holds the voting power, but not the dispositive power, for such shares. See Footnote 6. Does not include liquidation value of $1,313,000 (or 1,313 shares) of Series A Preferred Stock issued to Partners.
(6) Represents 2,660,840 shares of common stock underlying a warrant issued to CIVC and 1,945,038 shares of common stock underlying warrants to purchase 324,173 shares of non-voting Series B Preferred Stock (each share of Series B Preferred Stock is convertible into six shares of common stock). Also includes 405,276 shares of common stock issued, and 296,250 shares of common stock issuable, for which CIVC holds the voting rights. CIVC may be deemed to be the beneficial owner of such additional shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Exchange Act. Does not include liquidation value of $11,818,000 (or 11,818 shares) of non-voting Series A Preferred Stock issued to CIVC. CIVC may be deemed to be a "parent" of Teletouch pursuant to the Securities Exchange Act.
(7) Includes 67,409 shares of common stock underlying stock options granted to Mr. Crotty.
(8) Includes 296,250 shares of common stock which may be acquired upon conversion of 49,375 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table because CIVC holds the voting power, but not the dispositive power, for such shares. See Footnote 6. Does not include liquidation value of $1,800,000 (or 1,800 shares) of Series A Preferred Stock issued to GM Holdings, L.L.C.
(9)      Represents shares underlying stock options.
(10) Includes 12,664 shares underlying stock options granted to Mr. McFarland. Also includes 6,000 shares of common stock owned indirectly by Mr. McFarland.
(11) Based upon information set forth in the Schedule 13D filed with the SEC on August 28, 2001 by Robert McMurrey, Rainbow Resources, Inc., a Texas corporation (RRI) and TLL. Teletouch has not made independent inquiry into the information recited therein. Mr. McMurrey has voting and dispositive power over all Teletouch securities owned by RRI and TLL. Teletouch disclaims any obligation to investigate or to confirm the information set forth in the Schedule 13D referenced in this footnote.
(12) Represents 1,200,000 shares of common stock owned by of RRI. Mr. McMurrey is the sole director and shareholder of RRI. Includes 16,666 shares underlying options issued to Mr. McMurrey. By virtue of Mr. McMurrey's sole ownership of RRI, he may be deemed to be a "parent" of Teletouch pursuant to the Securities Exchange Act. The principal business of RRI is the ownership and operation of oil and gas properties and the ownership of Teletouch securities.

(13) Represents 5,117,641 common shares purchased by TLL, upon exercise of the Option. TLL has executed a certain Option and Securities Purchase Agreement pursuant to which TLL purchased the Option to acquire from Partners and CIVC all of their shares of Teletouch common stock, Common Stock Warrants, shares of Series B Preferred Stock together with Series B Warrants, and shares of Series A Preferred Stock. If TLL exercises the Option and converts all related securities into common stock, it will acquire direct ownership of 5,117,641 common shares. The principal business of TLL is to act as a holding company for Mr. McMurrey's investment in Teletouch securities. Mr. McMurrey is the sole member and officer of TLL.
(14) Includes 1,589,591 shares of common stock issued and outstanding and 4,948,062 shares of common stock underlying exercisable warrants, options and convertible preferred shares.

DO ANY OF THE OFFICERS OR DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         Robert M. McMurrey and Clifford E. McFarland have been nominated for re-election as Class I directors and therefore have an interest in the outcome of Proposal 1.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-TEN PERCENT STOCKHOLDERS COMPLY WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2000?

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Teletouch with the SEC and the American Stock Exchange. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulation to furnish Teletouch with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to Teletouch pursuant to Rule 16a-3 under the Exchange Act during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended May 31, 2001, except that Mr. Crotty filed a late Form 4 reporting December 2000 securities transactions, and Mr. McFarland filed late Forms 4 reporting various stock option grants from 1998 through 2001.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers are:

NAME                              AGE        TITLE
----------------------------  ------------   ----------------------------------------------------
Robert M. McMurrey                55         Chairman of the Board of Directors
Clifford E. McFarland             45         Director
Charles C. Green III              55         Director
J. Kernan Crotty                  57         Director, President, Chief Operating Officer, Chief
                                             Financial Officer and Assistant Secretary
Marshall G. Webb                  59         Director
Henry Y. L. Toh                   44         Director


         Teletouch's By-Laws provide that the board of directors shall be divided into three classes, and that the total number of directors shall consist of a minimum of three and a maximum of twelve members. The board of directors currently consists of five members: two Class I Directors (Messrs. McMurrey and McFarland), two Class II Director (Messrs. Crotty and Webb) and two Class III Directors (Messrs. Green and Toh). Messrs. McMurrey and McFarland, the Class I director nominees, are standing for election for a three-year term at the Annual Meeting. The Class II Directors will stand for re-election in late 2002 and the Class III Directors in 2003.

         Biographical information with respect to the present executive officers and directors of Teletouch are set forth below. There are no family relationships between any present executive officers or directors.

         ROBERT M. MCMURREY, Chairman of the Board of Directors, has been a director of Teletouch since 1984. He served as Chief Executive Officer until February 2000 . He is also the President, Chief Executive Officer, a director and the sole stockholder of Rainbow Resources. Through Rainbow Resources, Mr. McMurrey acquired a controlling interest in Teletouch in 1984. Mr. McMurrey is the sole stockholder, a director and an officer of Progressive Concepts Communications, Inc. which is in turn the sole stockholder of Progressive Concepts, Inc. (PCI), a Texas corporation, a provider of radio communications, telephone and telecommunication equipment, accessories and supplies. Mr. McMurrey is also an officer and director of PCI. Mr. McMurrey was active in the oil and gas industry for over 30 years. Mr. McMurrey received a B.S. Degree in Petroleum Engineering from the University of Texas in 1971.

         CLIFFORD E. MCFARLAND has been a director of Teletouch since May 1995. In 1991 Mr. McFarland co-founded McFarland, Grossman & Company (MGC), an investment bank in Houston, Texas. Mr. McFarland has served as the President and a Managing Director of MGC since its inception. From time to time, MGC has rendered investment banking services to Teletouch, and to certain affiliates of Teletouch. See "Compensation of Directors and Executive Officers--Consulting and Other Arrangements."

         CHARLES C. GREEN III has been a director of Teletouch since May 1995. >From September 1997 to October 2001, he was Executive Vice President and Chief Financial Officer of Castle Tower Holding Corporation, a telecommunications holding company. During 1997 he was Executive Vice President, Chief Financial Officer and a director of Bellweather Exploration Company, an independent oil and gas company in Houston.

         J. KERNAN CROTTY joined Teletouch as Executive Vice President and Chief Financial Officer in November 1998. In May 2001 he was promoted to President and Chief Operating Officer in addition to his other duties. From 1995 to 1998, Mr. Crotty was founder and a principal of Latah Creek Investment Company, a manufacturer and importer of home furnishings, as well as a principal and Vice President of Courtside Products, Inc., a manufacturer and importer of sporting goods. Mr. Crotty holds an MBA degree from New York University.

         MARSHALL G. WEBB was appointed to the board of directors in November 2001 to fill a vacancy. He is the Executive Vice President of SOLVAZ, Inc., a privately held company which provides business process solutions to human capital intensive industries with an emphasis on the insurance, healthcare, staffing, and professional employer organization industries. In 1998, Mr. Webb founded the Polaris Group, Inc., a privately held corporate finance and mergers and acquisitions firm, for which he served as the managing director from its inception through 2001. Mr. Webb founded BrightStar Information Technology Group, Inc., a publicly held provider of high-end IT solutions to government and corporations, in 1997 and served as its CEO and director through 1998. From 1996 through 1997, Mr. Webb served as President, and director, of SkillMaster, Inc., a privately held technical, information technology, and commercial outsourcing and staffing services firm. Mr. Webb is an alumnus of Southern Methodist University and is a Certified Public Accountant.

         HENRY Y. L. TOH was appointed to the Board in November 2001 to fill a board vacancy. Mr. Toh is associated with two publicly traded companies: he has served as an officer and director of I-Link Incorporated (a public Internet telephone company) from 1992 to 1998, and as a director from 1998 to the present; and has served as a director of National Auto Credit, Inc. from December 1998 to the present. He has also served as an officer and director of Four M International, Inc. (a privately held investment entity) from 1992 to the present, and as an officer and director of Four Vines International, Inc. (a privately held wine producer and distributor) from 1996 until February 2001. He recently became a director of New Generation Motors Corporation (a privately held designer and manufacturer of high efficiency electric motors) in 2001.

         Each officer of Teletouch is appointed by the board of directors and holds his office(s) at the pleasure and discretion of the board.

         There are no material proceedings to which any director, officer or affiliate of Teletouch, any owner of record or beneficially of more than five percent of any class of voting securities of Teletouch, or any associate of any such director, officer, affiliate of Teletouch or security holder is a party adverse to Teletouch or any of its subsidiaries or has a material interest adverse to Teletouch or any of its subsidiaries.

         No director, officer or affiliate of Teletouch, any owner of record or beneficially of more than five percent of any class of voting securities of Teletouch has, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

NOMINEES TO THE BOARD OF DIRECTORS

         Robert M. McMurrey and Clifford E. McFarland are the Class I nominees for election to the Board of Directors. See "Information About Directors and Executive Officers" above for information relative to their respective business experience.

THE BOARD OF DIRECTORS

         The board of directors oversees the business affairs of Teletouch and monitors the performance of management. Pursuant to the Teletouch By-Laws, the board of directors has established that the board of directors shall consist of no less than three and no more than twelve members. The board of directors held six meetings during the fiscal year ended May 31, 2001. During the fiscal year ended May 31, 2001, no incumbent director attended fewer than seventy-five percent of the meetings of the board of directors or of the committee(s) on which he served.

         The current directors are designated in each class as follows: Class I
- Robert M. McMurrey and Clifford E. McFarland; Class II - J. Kernan Crotty and Marshall G. Webb; and Class III - Charles C. Green III and Henry Y.L. Toh.

COMMITTEES OF THE BOARD OF DIRECTORS

         The board of directors has established three standing committees, namely, an Audit Committee, a Compensation Committee and an Executive Committee. We do not have a nominating committee or any committee serving a similar function.

         AUDIT COMMITTEE. The duties and responsibilities of the Audit Committee are to recommend the selection of the independent public accountants for Teletouch to the board of directors, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation with the independent auditors, to review with the Teletouch Chief Financial Officer and independent auditors corporate accounting practices and policies and financial controls and to perform all other duties as the board of directors may from time to time designate. Henry Y.L. Toh (Chairman), Clifford E. McFarland and Marshall
G. Webb comprise the Audit Committee. Mr. Webb and Mr. Toh both became members of the Audit Committee in November 2001. During the fiscal year ended May 31, 2001, the Audit Committee held four meetings.

         COMPENSATION COMMITTEE. The duties and responsibilities of the Compensation Committee are to review periodically the compensation of executive officers and other key employees, to make recommendations as to bonuses and salaries and to perform all other duties as the board of directors may from time to time designate. Marshall G. Webb (Chairman), Henry Y.L. Toh and Charles C. Green III are currently the members of the Compensation Committee. During the fiscal year ended May 31, 2001, the Compensation Committee held one meeting.

         EXECUTIVE COMMITTEE. The duties and responsibilities of the Executive Committee are to exercise the powers and authority of the board of directors in the management of the business and affairs of Teletouch, to the extent not assigned to other committees of the board of directors and to the extent permitted by Delaware law and the By-Laws of Teletouch. Robert M. McMurrey (Chairman), J. Kernan Crotty and Clifford E. McFarland are the members of the Executive Committee. During the fiscal year ended May 31, 2001, the Executive Committee held no meetings.

AUDIT COMMITTEE REPORT

         The following paragraphs constitute the report of the Audit Committee of the board of directors for the fiscal year ended May 31, 2001. In accordance with SEC rules, this report shall not be deemed to be subject to SEC Regulation 14A or to Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any statements or reports filed by Teletouch with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report. The Charter of the Teletouch Communications, Inc. Audit Committee is attached to this proxy statement as Appendix A.

         The Audit Committee performed the following functions:

         o reviewed and discussed Teletouch's audited financial statements with management;
         o discussed with Teletouch's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (iv) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;
         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence in accordance with SEC Rule 201-2.01; and
         o based on the review and discussions above, the Audit Committee recommended to the board of directors that the audited financial statements be included in Teletouch's annual report on Form 10-K for the last fiscal year for filing with the SEC.

         At the close of the period covered by the foregoing report, Mr. McFarland was the sole member of the Audit Committee. During the period of the report, Mr. McFarland served as Chairman of the Audit Committee. Messrs. Webb and Toh were appointed to the Audit Committee on November 14 and November 21, 2001, respectively. Messrs. Webb and Toh's concurrence with the foregoing report is based upon representation made to them by Mr. McFarland. Mr. Toh was appointed Chairman of the Audit Committee in December 2001.

                                          By the members of the Audit Committee:
                                                   Henry Y.L. Toh, Chairman
                                                   Clifford E. McFarland
                                                   Marshall Webb

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid for services rendered to Teletouch during the last three fiscal years by each person serving as Teletouch's Chief Executive Officer and Teletouch's most highly compensated executive officers serving as such as of May 31, 2001 whose compensation was in excess of $100,000.

                                                                          LONG TERM COMPENSATION
                                       ANNUAL COMPENSATION                        AWARDS
                           -------------------------------------------- ----------------------------
                                                             OTHER       RESTRICTED    SECURITIES
                                                            ANNUAL         STOCK       UNDERLYING
NAME AND                                       BONUS      COMPENSATION     AWARDS       OPTIONS/
PRINCIPAL POSITION         YEAR    SALARY($)  ($) (1)          ($)         ($) (2)       SARS(#)
-------------------------  ----- ----------- ---------  ---------------- ---------- -----------------
Robert M. McMurrey;        2001     175,000   80,000         --            --             --
Chairman of the Board (3)  2000     175,000   40,000         --            --             --
                           1999     175,000    --            --            --             --

J. Richard Carlson;        2001     177,000   87,500         --            --             --
President, CEO and         2000     193,987  140,000         --            --          166,667
COO (4)                    1999     175,000   65,000         --            --             --

J. Kernan Crotty;          2001     130,192   80,000         --                        100,000
Executive Vice             2000     125,000   45,000         --                           --
President and CFO (5)      1999      66,018   41,500         --                         50,000

                           2001      95,000   25,000         --            --             --
Nancy Andersen;            2000      88,346    7,885         --            --             --
Vice President             1999      83,077    7,200         --            --             --

-----------
(1) Unless otherwise indicated, bonuses shown were paid in the fiscal year following the year in which services were provided.
(2) The number and value of the aggregate restricted stock beneficial holdings for the named executives at the end of the last fiscal year, based on the closing price of the common stock on May 31, 2001, were as follows (without giving effect to the consideration paid for the securities held): Mr. McMurrey: 1,200,000 shares, with a value of $960,000; Mr. Carlson: 15,566 shares, with a value of $12,453, and Mr. Crotty, no shares.
(3) Mr. McMurrey was also Chief Executive Officer of Teletouch until February 2000 and was reappointed to that position in May 2001. He currently holds options to purchase 16,666 shares issued in 1995.
(4) Mr. Carlson resigned as President and Chief Executive Officer in May 2001. The bonus amount reported for Mr. Carlson for fiscal year 2000 includes $100,000 paid upon renewal of his employment agreement in June 2000. The bonus amount reported for fiscal year 2001 includes $87,500 paid to him upon his resignation from his positions as CEO, COO and President of the Company in May 2001.
(5) Mr. Crotty became an employee of Teletouch during fiscal year 1999; consequently the fiscal 1999 salary figure is for an abbreviated period. Mr. Crotty became President, Chief Operating Officer, and Chief Financial Officer in May 2001 at an annual salary of $175,000. The bonus shown for Mr. Crotty for fiscal year 1999 includes $10,000 paid upon joining the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (2001)

         The following table sets forth certain information with respect to options granted during the fiscal year ended May 31, 2001 for persons named in the Summary Compensation Table.

                     NUMBER OF SECURITIES       PERCENT OF TOTAL      EXERCISE
                          UNDERLYING         OPTIONS/SARS GRANTED TO      OR
                     OPTIONS/SARS GRANTED      EMPLOYEES IN FISCAL    BASE PRICE   GRANT DATE    EXPIRATION
NAME                         (#)                      YEAR            ($/SHARE)      VALUE          DATE
---------------------------------------------------------------------------------------------------------------
Robert M. McMurrey               --                    --                 --              --         --

J. Richard Carlson               --                    --                 --              --         --

J. Kernan Crotty            100,000                    97%                $1.00     $100,000      11/30/10

Nancy Andersen                   --                    --                 --              --         --

                                       14

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR; FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information with respect to options exercised during the fiscal year ended May 31, 2001 by named executive officers and with respect to unexercised options held by such persons at the end of the fiscal year ended May 31, 2001.

                         SHARES       VALUE            NUMBER OF SECURITIES
                      ACQUIRED ON     REALIZED        UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED IN THE
        NAME          EXERCISE (#)       ($)        OPTIONS/SARS AT FY-END (#)     MONEY OPTIONS/SARS AT FY-END ($)
--------------------- -------------   ----------  -------------------------------  ----------------------------------
                                                   EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
                                                  --------------  ---------------  ------------   -------------------
Robert M. McMurrey                                     16,666 (1)            0                0             0
J. Richard Carlson (2)                                344,757          156,243                0             0
J. Kernan Crotty                                       56,759           93,241                0             0
Nancy Andersen                                         13,333                0                0             0

----------
(1) Options to exercise an option to purchase 66,666 shares expired unexercised subsequent to the fiscal year ended May 31, 1999.
(2) Mr. Carlson resigned effective May 31, 2001. His options expired unexercised on August 31, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following paragraphs constitute the report of the Compensation Committee of the board of directors (the Committee) on executive compensation policies for the fiscal year ended May 31, 2001. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by Teletouch with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

         The Committee administers the compensation program for operating officers of Teletouch and bases its decisions on both individual performance and the financial results achieved by Teletouch. While the Committee consults with the Chairman of the Board and the Chief Executive Officer on certain matters, all compensation decisions are made by the Committee without the Chairman's or CEO's participation.

         OBJECTIVES. The objectives of the Company's executive compensation program are to:

         o        Attract and retain talented and productive executive officers;
         o Provide incentives for executive officers for superior performance; and
         o Align interests of the executive officers with those of the Company and reward executive officers according to their contribution to the Company's success.

         COMPONENTS. The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses and stock options. For a summary of the executive compensation for fiscal year 2001, see the Summary Compensation Table under the heading "Compensation of Directors and Executive Officers" above.

         BASE SALARIES. The Committee has based its decisions on salaries for the Teletouch executive officers, including its Chairman, Chief Executive Officer and Chief Financial Officer, on a number of factors, both objective and subjective. Objective factors considered include amounts set in employment agreements or terms of employment, increases in the cost of living, our Company's overall historical performance, and comparable industry data, although no specific formulas based on such factors have been used to determine salaries. Salary decisions are based primarily on the Committee's subjective analysis of the factors contributing to our long-term success and of the executive's individual contributions to such success.

         BONUSES. The Company rewards its executive officers with annual bonuses based upon the performance of Teletouch and each executive. Bonuses are generally paid if Teletouch meets or surpasses certain annual cash flow objectives, including consideration of EBITDA (earnings before interest, taxes, depreciation and amortization) and if the executive meets or exceeds certain non-financial objectives. The financial objectives for Teletouch and the performance standards for executives are generally established by the Committee. For the fiscal year ended May 31, 2001, Teletouch paid a bonus to Mr. Carlson of $87,500.

         STOCK OPTIONS. The Committee views stock options as its primary long-term compensation vehicle for the Teletouch executive officers. Stock options generally are granted at the prevailing market price on the date of grant and will have value only if the Teletouch stock price increases. Options granted under the Teletouch Stock Option and Appreciation Rights Plan, as amended (the Stock Option Plan) generally vest in annual increments over five years beginning one year after the date of the grant. Grants of stock options generally are based upon the performance of Teletouch, the level of the executive's position within Teletouch and an evaluation of the executive's past and expected future performance. The Committee grants stock options periodically, but not necessarily on an annual basis.

         CHIEF EXECUTIVE OFFICER. The salary established in the fiscal year ended May 31, 2001 for Mr. Carlson, the former President, Chief Executive Officer and Chief Operating Officer of Teletouch, was based on the factors and analyses described. Specific factors considered by the Committee included Mr. Carlson's then current responsibilities with Teletouch and the Teletouch executive bonus structure described above.

         At the close of the period covered by the foregoing report, Mr. Green was the sole member (and Chairman) of the Compensation Committee. Messrs. Webb and Toh were appointed to the Compensation Committee in December 2001; Mr. Webb was appointed Chairman of the Compensation Committee in December 2001.

                                 By the members of the Compensation Committee:
                                 Charles C. Green III

PERFORMANCE GRAPH

         The following graph compares the Teletouch cumulative total shareholder return since May 31, 1996 with that of the American Stock Exchange (the AMEX Composite Index, which on January 2, 1997 replaced the AMEX Market Value Index) and a peer group index comprised of Aquis Communications, Inc., Arch Wireless, Inc., Metrocall, Inc., PNI Technologies, Inc. and Weblink Wireless, Inc. The graph assumes an initial investment of $100.00 on May 31, 1996 and the reinvestment of dividends where applicable. All data relating to the Teletouch total return in the performance graph has been adjusted to give effect to the Teletouch June 1998 reverse stock split. The Company has never paid a dividend on its common stock.

                            [Performance Graph Here]

The following represents in table form the same information set forth in the graph above:

                                                   In Dollars, For Year Ended May 31:
                                   --------------------------------------------------------------
                                    1996       1997       1998       1999       2000       2001
                                   ------      -----     ------     ------     ------     ------
Teletouch Communications, Inc.     100.00      28.57      59.52      26.19      39.29      15.24
AMEX Market Value                  100.00      97.97     123.88     140.14     164.37     171.11
Peer Group                         100.00      30.12      33.45      16.69      19.85       0.68


REMUNERATION OF DIRECTORS

         Each director of Teletouch who is not a salaried officer or employee of Teletouch or of a subsidiary of Teletouch receives compensation for serving as a director and fees for attendance at meetings of the board of directors or of any committee appointed by the board of directors as determined by the board from time to time. The directors are also eligible to receive options under our stock option plans at the discretion of the board of directors. Historically, non-employee directors received a one-time grant of options to purchase 6,666 shares of common stock upon election as a director; and all non-employee non-affiliate directors received a grant of options to purchase 666 shares of common stock on the first business day of each calendar year. All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the board of directors.

         In November 2001 two directors who were appointed to fill board vacancies (Messrs. Webb and Toh, both of whom are non-affiliate non-employees) were each granted options to purchase 10,000 shares of common stock at an exercise price equal to the market value of the common stock on the grant dates. In addition, Messrs. Webb and Toh will each be compensated for their service on the board of directors at the rate of $22,000 annually. In addition, all non-employee non-affiliate directors will be compensated at the rate $22,000 annually.

         Teletouch's policy is that every non-employee, non-affiliate director of Teletouch shall be paid $500 for attendance at meetings of the board of directors ($100 for telephonic attendance). Such amount is in addition to reimbursement to such directors for out-of-pocket expenses related to meeting attendance.

EMPLOYMENT AGREEMENTS

         In August 1995, Teletouch entered into an employment agreement with Mr. McMurrey, Chairman of the Board and then Chief Executive Officer. Pursuant to the employment agreement, Mr. McMurrey was employed at a base salary of $175,000 per annum for the three years ending August 1998, and was entitled to bonuses based on a performance formula. Pursuant to the agreement, Teletouch issued to Mr. McMurrey options to purchase 16,666 shares of common stock, which are vested in full. Mr. McMurrey's employment agreement was extended for an additional one-year period, according to its terms. To date, this agreement has not been terminated or renewed.

CONSULTING AND OTHER ARRANGEMENTS

         Thomas E. Gage served as a director of Teletouch until his resignation from the board of directors on July 12, 2001. He is the Chairman of Marconi Pacific LLC, a company which provides consulting services to Teletouch on an as-needed basis. During the fiscal year ended May 31, 2001, the Company paid Marconi Pacific $35,357 for services rendered to Teletouch.

         Clifford E. McFarland, a director of Teletouch, is President and a Managing Director of McFarland, Grossman & Company. Mr. McFarland's firm has provided services to TLL, an affiliate of Mr. McMurrey, in connection with TLL's efforts to renegotiate and/or purchase the Company's institutional debt.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Green is a non-employee director of the Company. Mr. Wedner, who served on the Compensation Committee until his resignation from the board of directors, was a non-employee director of Teletouch, and was affiliated with CIVC throughout his tenure as a director. See "Security Ownership of Certain Beneficial Owners and Management".

STOCK OPTION PLAN

         Pursuant to the Teletouch Communications, Inc. Stock Option Plan, the board of directors adopted a policy providing that each non-employee, non-affiliate director shall receive a non-discretionary Non-Qualified Option pursuant to the Stock Option Plan to purchase 666 shares of common stock effective as of June 1, 1998 and subsequently on the first business day of January each year beginning in January 1999. Each option is exercisable at a price equal to the closing market price on the date of grant, and vests in full one year from the date of grant. Messrs. Gage, Green and McFarland were each granted options to purchase 666 shares effective June 1, 1998, January 4, 1999, January 3, 2000 and January 2, 2001, respectively. Also, Messrs. Webb and Toh were each granted options to purchase 10,000 shares in November 2001. Mr. McFarland was granted options to purchase 3,333 shares the same month.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as otherwise disclosed below, there were no reportable transactions in the last fiscal year between Teletouch and its executive officers, directors or affiliates. See "Compensation of Directors and Executive Officers--Employment Agreements" and "Compensation of Directors and Executive Officers--Consulting and Other Arrangements" for descriptions of the terms of employment and consulting agreements between Teletouch and certain officers, directors and other related parties.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         The following information is based upon information set forth in the
Schedule 13D filed by Robert McMurrey, Rainbow Resources, Inc. (RRI) and TLL Partners, L.L.C. (TLL) with the SEC on August 28, 2001 and in another Schedule 13D filed by Continental Illinois Venture Corporation, CIVC Partners I, Marcus
D. Wedner, Thomas E. Van Pelt, Jr. and others on August 28, 2001. Teletouch has not made an independent inquiry into the information recited in that Schedule 13D.

         OPTION AND SECURITIES PURCHASE AGREEMENT

         Robert M. McMurrey is the founder and the Chairman of the Board of Teletouch. Mr. McMurrey's investments in Teletouch are made through TLL and RRI. RRI is a Texas corporation of which Robert M. McMurrey is the sole director and shareholder. The principal business of RRI is the ownership and operation of oil and gas properties and the ownership of Teletouch securities. TLL is a Delaware limited liability company of which Robert M. McMurrey is the sole member and sole officer. The principal business of TLL is to act as a holding company for Mr. McMurrey's investment in Teletouch securities. Mr. McMurrey, RRI and TLL are collectively referred to below as the Reporting Persons.

         TLL executed a certain Option and Securities Purchase Agreement (the Agreement), dated August 24, 2001 and effective August 28, 2001, by and among TLL, on the one hand, and CIVC Partners I and CIVC (referred to as the Sellers) on the other hand. Pursuant to the Agreement, TLL paid $50,000 for an Option to purchase from the Sellers: (i) 295,649 shares of Teletouch common stock, (ii) warrants (the Common Stock Warrants), which are immediately exercisable, to purchase 2,660,840 shares of common stock, (iii) 36,019 shares of Series B Preferred Stock (the Series B Shares), which are immediately convertible into 216,114 shares of common stock; (iv) warrants (the Series B Warrants), which are immediately exercisable, to purchase 324,173 Series B Shares, which are immediately convertible into 1,945,038 shares of common stock, and (v) 13,131 shares of Series A Preferred Stock, which are convertible from and after August 3, 2003 into a number of shares to be determined on the date of conversion. TLL used $50,000, which had been loaned to it by Mr. McMurrey, to fund the purchase of the Option. TLL may exercise the Option at any time on or before May 24, 2002, though it must pay the Sellers an additional $50,000 to extend the Option beyond November 23, 2001. Upon the exercise of the Option, TLL must pay the Sellers an aggregate amount of $795,818, less the amount of any payments already received by the Sellers. The Agreement also provides that certain other stockholders may, and any transferee of the Sellers or such other stockholders must, adopt the Agreement.

         The Reporting Persons state that they beneficially own their shares (i) for investment purposes, (ii) for the exercise of control of Teletouch and (iii) in order to attempt to restructure the debt and equity of Teletouch and thereby improve its financial condition. The Agreement provides that CIVC shall cause each member of the Board of Directors of Teletouch who is a CIVC or CIVC Partners designee to resign within seven days of the date of the Agreement and shall not designate a replacement unless approved in writing by TLL. Messrs. Van Pelt and Wedner respectively resigned on August 31, 2001 and August 28, 2001 pursuant to the Agreement.

         Mr. McMurrey beneficially owns 6,335,607 shares. They include 16,666 shares issuable upon the exercise of an option granted pursuant to his employment agreement, the 1,200,000 shares owned by RRI, and the shares purchasable upon exercise of the Option owned by TLL. Both RRI and TLL are owned and controlled by Mr. McMurrey. The 6,335,607 shares beneficially owned by Mr. McMurrey represent 63.0% of the outstanding shares, based upon (i) the number of shares outstanding as of the most recent practicable date prior to the filing of the Schedule 13D and (ii) the number of additional shares that will be outstanding upon the exercise of the Option and the conversion into, or exercise for, shares of any securities purchased upon the exercise of the Option.

         TLL beneficially owns 5,117,641 shares of common stock as follows: TLL has a right to acquire (i) 295,649 shares upon the exercise of the Option; (ii) 2,660,840 shares upon the exercise of the Common Stock Warrants acquired upon the exercise of the Option; (iii) 216,114 shares upon the conversion of the Series B Shares acquired upon the exercise of the Option and (iv) 1,945,038 shares upon the conversion of the Series B Shares acquired upon the exercise of the Series B Warrant acquired upon the exercise of the Option. The 5,117,641 shares that TLL beneficially owns represent 52.5% of the outstanding shares, based upon (i) the number of shares outstanding as of the most recent practicable date prior to the filing of the Schedule 13D, and (ii) the number of additional shares that will be outstanding upon the exercise of the Option and the conversion into, or exercise for, shares of any securities purchased upon the exercise of the Option.

         RRI beneficially owns 1,200,000 shares.

         STOCKHOLDERS AGREEMENT

         Teletouch, RRI, Mr. McMurrey, the Sellers and certain other stockholders of the Company are parties to a Stockholders Agreement, dated August 3, 1995 (the Stockholders Agreement), which governs certain rights and obligations regarding the voting and disposition of the shares held by the respective parties. The Agreement provides that the termination of the Stockholders Agreement is a condition to the exercise of the Option by TLL. A copy of the Stockholders Agreement was filed by Teletouch with the SEC on August 18, 1995, as an exhibit to the Company's Current Report on Form 8-K and is incorporated herein by reference.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP has been selected to serve as the Company's independent accountants for the fiscal year 2002. Representatives of Ernst & Young are expected to be present at the stockholders Annual Meeting. They will have an opportunity, if they so desire, to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered the compatibility of non-audit services by Ernst & Young in relationship to maintaining the auditor's independence.

         For the calendar year 2001, fees to Ernst & Young LLP were as follows:

         o audit fees of approximately $185,000, of which an aggregate amount of $49,000 had been billed through May 31, 2001.
         o        all other (non-audit) fees in 2001 were $22,000.
         o there were no fees paid for financial information systems design and implementation.

                       DISCUSSION OF PROPOSALS RECOMMENDED
                        FOR CONSIDERATION BY STOCKHOLDERS

                                   PROPOSAL 1
           TO ELECT TWO CLASS I DIRECTORS TO SERVE FOR THREE YEARS AND
         UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

         The board of directors has concluded that the re-election of the Class I directors is in the best interests of Teletouch and recommends stockholder approval of the re-election of Robert M. McMurrey and Clifford E. McFarland for three-year terms and until their successors have been duly elected and shall qualify. The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Messrs. McMurrey and McFarland and the other Teletouch directors can be found under "Information About Directors and Executive Officers."

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Messrs. McMurrey and McFarland, the board of directors' nominees. Although the board of directors of Teletouch does not contemplate that either of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person(s) named in the enclosed proxy will vote for the election of such other persons as may be nominated by the board of directors.

         Each of Messrs. McMurrey and McFarland must receive a plurality of votes cast in order to be elected. The board of directors unanimously recommends a vote FOR the election of Messrs. McMurrey and McFarland.

                                   PROPOSAL 2
                  TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                           AS INDEPENDENT ACCOUNTANTS

         The board of directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Ernst & Young LLP as our independent public accountants was in the best interests of Teletouch. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Those representatives are expected to be available to respond to appropriate questions.

         Proposal 2 must be approved by a majority of the votes cast in order to be effective. The board of directors unanimously recommends a vote FOR the ratification of the selection of Ernst & Young LLP as independent public accountants for Teletouch.

                              OTHER PROPOSED ACTION

         The board of directors does not intend to bring any other matters before the Annual Meeting, nor does the board of directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

         Stockholders should note that the Teletouch By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for a vote at an Annual Meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the board of directors or the Teletouch Secretary no later than the close of business on the fifth day following the day on which notice of the Annual Meeting is first given to stockholders.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Teletouch board of directors with respect to the next Annual Meeting of stockholders, that proposal must be presented to the Teletouch management prior to August 29, 2002.

         Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

                                              By Order of the Board of Directors

                                              Teletouch Communications, Inc.

                                              Susie F. Smith
                                              Secretary

                                                                    Attachment I
                                                                    ------------

TELETOUCH COMMUNICATIONS, INC.                                             PROXY

ANNUAL MEETING OF STOCKHOLDERS OF
TELETOUCH COMMUNICATIONS, INC.
ON JANUARY 29, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Henry Y.L. Toh, Marshall G. Webb, J. Kernan Crotty, Charles C. Green III, Clifford E. McFarland and Robert M. McMurrey, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of stockholders to be held on January 29, 2002 at 10:00 a.m. at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas 75201 or at any adjournment thereof, upon the matters set forth in the proxy statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS I DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

         [ ] FOR THE NOMINEES LISTED BELOW     [ ] WITHHOLD AUTHORITY
                                                   to vote for the nominees
                                                   listed below

         (INSTRUCTION: To withhold authority to vote for the nominee strike a line through the nominee's name below:)

                              Robert M. McMurrey
                              Clifford E. McFarland

2. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

             [ ] FOR                     [ ] AGAINST                [ ]  ABSTAIN

Dated:  ___________________
                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly

         NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

            IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE
                          VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                   APPENDIX A
                                   ----------

                         TELETOUCH COMMUNICATIONS, INC.

                             AUDIT COMMITTEE CHARTER

Organization
------------

This charter governs the operations of the Audit Committee (the "Committee"). This Committee shall review and reassess the charter at lease annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of Management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from Management and the Company. All Committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the Committee,] and at least one member shall have accounting or related financial management expertise.

Statement of Policy
-------------------

         The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by Management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and Management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes
------------------------------

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its' responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its' oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with Management and the independent auditors that the independent auditors are ultimately accountable to the Board and Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from Management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall discuss with the internal auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with Management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without Management present, to discuss the results of the examinations.

o The Committee shall review the interim financial statements with Management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with Management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                       A-2